S000010876 [Member] Investment Strategy - AB CORPORATE INCOME SHARES	Apr. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL STRATEGIES:
Strategy Narrative [Text Block]
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB‑ or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.
The Fund also may:
•	invest in convertible debt securities;
•	invest up to 10% of its assets in inflation-indexed securities;
•	invest up to 5% of its net assets in preferred stock;
•	purchase and sell interest rate futures contracts and options;
•	enter into swap transactions;
•	invest in zero‑coupon securities and “payment‑in‑kind” debentures;
•	make secured loans of portfolio securities; and
•	invest in U.S. Dollar-denominated fixed-income securities issued by non‑U.S. companies.